AMERITAS LIFE INSURANCE CORP. ("AMERITAS")

                                  SUPPLEMENT TO
                        AMERITAS NO-LOAD VARIABLE ANNUITY
                                       AND
             AMERITAS LOW-LOAD SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                                  PROSPECTUSES
                                DATED MAY 1, 2000

                        SUPPLEMENT DATED JANUARY 12, 2001

     Effective March 1, 2001, the Calvert Variable Series, Inc. fund Ameritas Growth With Income portfolio is no longer an available investment option under the Policy.

     Funds allocated to this portfolio as of the close of business February 28, 2001 may remain invested in the portfolio. If transferred out of the portfolio, however, reinvestment in the portfolio will not be an option.

     In the event that funds are allocated to the Ameritas Growth With Income portfolio as of March 1, 2001, Ameritas may proceed with filing an application with the Securities and Exchange Commission to substitute the shares of this portfolio with shares of another portfolio to be determined.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR VARIABLE POLICY ISSUED BY AMERITAS LIFE INSURANCE CORP. IF YOU DO NOT HAVE A CURRENT PROSPECTUS, PLEASE CONTACT AMERITAS AT 1-800-255-9678.